SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                   ----------------------------------


                                FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): December 1, 2002


                          CARNIVAL CORPORATION
         (Exact name of registrant as specified in its charter)


Republic of Panama             1-9610                  59-1562976
---------------------------    -----------------       ------------------
(State or other jurisdiction  (Commission File Number) (I.R.S. Employer
of incorporation)                                      Identification No.)



3655 N.W. 87th Avenue, Miami, Florida             33178-2428
--------------------------------------------------------------------------
(Address of principal executive offices)          (Zip code)



Registrant's telephone number, including area code:   (305) 599-2600






























Item 5. Other Events.

As described in the press release attached as Exhibit 99.1 to this report, on December 1, 2002, Carnival Corporation's subsidiary, Windstar Cruises, experienced a fire onboard its vessel, Wind Song, ten miles off the coast of Tahaa, French Polynesia. There were no injuries and all 127 passengers and 92 crew members were safely disembarked. The extent of the damage to the ship is significant and, based on initial observations, it appears to be a total loss. The vessel is fully insured. Management believes that there will be no material impact on Carnival Corporation's fiscal 2003 earnings.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The press release of Windstar Cruises is attached as Exhibit 99.1 to this report.


CAUTIONARY NOTE CONCERNING FACTORS THAT MAY AFFECT FUTURE RESULTS

Certain statements in this report constitute "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. We have tried, wherever possible, to identify such statements by using words such as "anticipate," "believe," "expect," "forecast," "future," "intend," and words and terms of similar substance in connection with any discussion of future operating or financial performance. These forward-looking statements, including those which may impact the forecasting of our net revenue yields, booking levels, pricing, occupancy or business prospects, involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements.

Such factors include, among others, the following: general economic and business conditions which may impact levels of disposable income of consumers and the net revenue yields for our cruise products; consumer demand for cruises and other vacation options; other vacation industry competition; effects on consumer demand of armed conflicts, political instability, terrorism, adverse media publicity and the availability of air service; shifts in consumer booking patterns; increases in vacation industry capacity, including cruise capacity; continued availability of attractive port destinations; changes in tax laws and regulations; changes and disruptions in equity, financial and insurance markets; our financial and contractual counterparties' ability to perform; our ability to implement our brand strategy; our ability to implement our shipbuilding program and to continue to expand our business worldwide; our ability to attract and retain shipboard crew; changes in foreign currency and interest rates and increases in security, food, fuel and insurance costs; delivery of new ships on schedule and at the contracted prices; weather patterns and natural disasters; unscheduled ship repairs and drydocking; incidents involving cruise ships; impact of pending or threatened litigation; our ability to successfully implement cost improvement plans; the continuing financial viability and/or consolidation of our travel agent distribution system; our ability to successfully integrate business acquisitions; and changes in laws and regulations applicable to us.

These risks may not be exhaustive. We operate in a continually changing business environment, and new risks emerge from time to time. We cannot predict such risks nor can we assess the impact, if any, of such risks on our business or the extent to which any risk, or combination of risks may cause actual results to differ from those projected in any forward-looking statements. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.





                                      Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2002

                                      CARNIVAL CORPORATION

                                      By: /s/ Gerald R. Cahill
                                      -------------------------------------
                                      Name:  Gerald R. Cahill
                                      Title: Senior Vice President-Finance
                                             and Chief Financial and
                                             Accounting Officer




Exhibit List

Exhibit			Description

99.1				Press Release dated December 1, 2002


							Exhibit 99.1


Windstar Cruises to Redeploy msy Wind Star to Tahiti in Jan. 2003

msy Wind Star's Winter Costa Rica/Panama Canal/Belize Season Canceled

SEATTLE, WA, Dec. 1, 2002 - Windstar Cruises announces that the 148-passenger msy Wind Star will be redeployed to Tahiti for cruises beginning Jan. 24, 2003, due to a recent fire aboard her sister ship the msy Wind Song. The msy Wind Star's winter season of Costa Rica, Panama Canal and Belize cruises has been canceled. The msy Wind Song's 7-day Tahiti sailings have been canceled through Jan. 17, 2003.

"We decided that we would minimize the impact on our cruise program in Tahiti. It is one of our most popular cruise destinations," remarked A. Kirk Lanterman, Chairman and CEO of Windstar Cruises.
The redeployment means that only seven Tahiti cruises will need to be canceled. The msy Wind Star, will begin regular Tahiti operations on Jan. 24, 2003. The schedules and itineraries for the msy Wind Star will be identical to those that were to have been operated by the msy Wind Song. The Jan. 4, 2003, and subsequent Costa Rica, Panama Canal and Belize cruises previously planned for the msy Wind Star will all be canceled.
"We will make sure that the needs of our passengers who were booked on canceled sailings are fairly addressed. This is obviously a very difficult situation. We will not let our passengers down," commented Lanterman.
All passengers booked on canceled sailings will be given generous rebooking options:

  - Reserve space on one of dozens of attractive alternative sailings offered by both Windstar Cruises and Holland America Line. Cruise options will be communicated to those affected through their travel agent,

  - Receive a $250 per person shipboard credit,

  - All travel agents will receive $100 additional rebooking commission.

Passengers who choose not to rebook will receive a 100% refund plus a 10% future cruise credit certificate. Travel agent commissions will be protected.

This redeployment was necessary due to a fire in the msy Wind Song's engine room on Dec. 1, 2002. All 127 passengers were safely disembarked from the ship with no injuries reported.

Windstar Cruises is currently working with the French Navy to arrange for the ship to be towed to Papeete. After arrival in Papeete damages will be assessed and a determination made as to the expected time required for repairs.

"We want to especially thank the Government of French Polynesia and the French Navy for all of their assistance and support in helping our passengers and the ship's crew. Their professionalism has been exemplary," said Lanterman.

Passengers currently booked on any of the affected cruises should contact their travel agent.

For more information call Windstar at 1-800-577-1728, or visit www.windstarcruises.com.